Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT



Board of Directors and Shareholders
Isolyser Company, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 33-85668, 33-93524, 33-93526, 33-93528, 333-11407, 333-36049, and 333-70033 of
Isolyser Company, Inc. on Form S-8 of our report dated March 22, 1999 appearing in this Annual Report on form 10-K of Isolyser Company, Inc. for the year ended December 31, 1998.


                                     /s/ Deloitte & Touche, LLP



Atlanta, Georgia
March 30, 1999


826407.01